                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 23, 1998


                         CAROLINA FIRST BANCSHARES, INC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)



North Carolina                         0-17939                      56-1655882
---------------                      ------------              -------------------
(State or Other                      (Commission                  (IRS Employer
Jurisdiction of                      File Number)              Identification No.)
Incorporation)
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                  402 East Main Street, Lincolnton, N.C. 28093
                  --------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                  (704) 732-2222
                                  --------------
              (Registrant's Telephone Number, including Area Code)





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ITEM 5. OTHER EVENTS.

         On December 23, 1998, Carolina First BancShares, Inc. ("Carolina First" or the "Company") announced the completion of its acquisition of Community Bank
& Trust Co. ("CB&T"), Marion, North Carolina. Under the terms of the merger,
CB&T shareholders will receive approximately 0.73 shares of Carolina First common stock for each share of CB&T common stock.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

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
         Exhibit No.                        Description
         -----------                        -----------
         3.1                                Amended and Restated Bylaws

         99.1                               Press Release
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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CAROLINA FIRST BANCSHARES, INC.
                                       (REGISTRANT)

                                       /s/ James E. Burt, III
                                       -----------------------------------------
                                           James E. Burt, III
                                           President and Chief Executive Officer


Date:  January 6, 1999




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                                INDEX TO EXHIBITS


     Exhibit
     -------
       3.1         Amended and Restated Bylaws

      99.1         Press Release